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Exhibit 99.2

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of Triton PCS, Inc. (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission as of the date hereof, I, David D. Clark, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ David D. Clark
                                                  ------------------------------
                                                  Name: David D. Clark
                                                  Title: Chief Financial Officer
                                                  Date: March 25, 2003